UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 30, 2026
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

On June 26, 2026, Wheeler Real Estate Investment Trust, Inc. (the “Company”) agreed to issue 25,297 shares of its common stock, $0.01 par value per share (the “Common Stock”), to an unaffiliated holder of the Company’s securities (the “June 26 Investor”) in exchange for 2,468 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and 617 shares of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock” and, together with the Series B Preferred Stock, the “Preferred Stock”). The transaction involved the issuance of forty-one shares of Common Stock in exchange for four shares of Series B Preferred Stock and one share of Series D Preferred Stock. The transaction settled in accordance with customary settlement cycles.

On June 30, 2026, the Company agreed to issue an aggregate amount of 178,460 shares of Common Stock to three unaffiliated holders of the Company’s securities (together, the “June 30 Investors”) in four separate exchanges for an aggregate amount of 19,280 shares of the Series B Preferred Stock and 1,500 Series D Preferred Stock. Three transactions each involved the issuance of seven shares of Common Stock in exchange for one shares of Series B Preferred Stock. One transaction involved the issuance of fifty-seven shares of Common Stock in exchange for four shares of Series B Preferred Stock and one share of Series D Preferred Stock. The transactions settled in accordance with customary settlement cycles.

On July 2, 2026, the Company agreed to issue an aggregate amount of 1,915,950 shares of Common Stock to five unaffiliated holders of the Company’s securities (together, the “July 2 Investors”) in separate exchanges for an aggregate amount of 151,635 shares of the Series B Preferred Stock and 11,100 Series D Preferred Stock . Three transactions each involved the issuance of ten shares of Common Stock in exchange for one share of Series B Preferred Stock. Two transactions each involved the issuance of seventy-six shares of Common Stock in exchange for four shares of Series B Preferred Stock and one share of Series D Preferred Stock. The transactions settled in accordance with customary settlement cycles.

Prior to the transaction of June 30, 2026, the Company issued, on June 26, 2026, shares of Common Stock that constituted less than 5% of the number of outstanding shares of Common Stock, and therefore disclosure of such transaction under Item 3.02 was not required at that time.

The Company did not receive any cash proceeds in these transactions, and the shares of the Preferred Stock exchanged have been retired and cancelled.

The Company issued the Common Stock to the June 26 Investor, the June 30 Investors and the July 2 Investors (together, the "Investors") in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act on the basis that the issuance of Common Stock to the Investors constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting such transactions.

This Current Report on Form 8-K does not constitute an offer to exchange any securities of the Company for the Common Stock, the Series D Preferred Stock, the Series B Preferred Stock or other securities of the Company.

Item 8.01 Other Events

Conversion Price of 7.00% Subordinated Convertible Notes due 2031

Item 8.01 of this Current Report on Form 8-K as to the redemptions by the holders of Wheeler Real Estate Investment Trust, Inc.’s (the “Company”) Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) is incorporated herein by reference.

For the July redemptions, the lowest price at which any Series D Preferred Stock was converted by a holder thereof into the Company’s common stock, par value $0.01 (“Common Stock”) was approximately $1.22. Accordingly, pursuant to Section 14.02 (Optional Conversion) of the indenture governing the Company’s 7.00% Subordinated Convertible Notes due 2031 (the “Notes”), the conversion price for the Notes was further adjusted to approximately $0.67 per share of Common Stock (approximately 37.33 shares of Common Stock for each $25.00 of principal amount of the Notes being converted), representing a 45% discount to $1.22.

Results of July 2026 Series D Preferred Stock Redemptions

•The 34th monthly “Holder Redemption Date” occurred on July 6, 2026.

•The Company processed six redemption requests from holders of its Series D Preferred Stock, collectively redeeming 8,200 shares of Series D Preferred Stock for a redemption price of approximately $40.97 per share ($25.00 per share plus the amount of all accrued but unpaid dividends to and including the July 6, 2026 Holder Redemption Date) (the “Redemption Price”).
•The Company settled the aggregate Redemption Price through the issuance of 275,883 shares of its Common Stock.
•The volume weighted average of the closing sales price, as reported on the Nasdaq Capital Market, per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the July 6, 2026 Holder Redemption Date was approximately $1.22.

Cumulative Series D Preferred Stock Redemption Information

•To date, the Company has processed 427 redemption requests, collectively redeeming 1,811,928 shares of Series D Preferred Stock.
•The Company has issued approximately 464,000 shares of its Common Stock in settlement of all such redemption requests in the aggregate.
•As of July 6, 2026, the Company had 3,030,738 shares of Common Stock and 1,789,240 shares of Series D Preferred Stock outstanding.

August 2026 Redemptions

•The deadline for the next monthly round of Series D Preferred Stock redemptions is July 25, 2026.
•The next monthly Holder Redemption Date will occur on August 5, 2026 (the "August Redemption Date").
•Required redemption forms and a list of frequently asked questions can each be found on the Company’s website at https://ir.whlr.us/series-d/series-d-redemption.

Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be part of this Current Report on Form 8-K.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "will, "anticipates," "possible," "likely," "plans," and “expects”, or the negative of such terms, or other comparable terminology, and include statements about the Company's intentions to file a registration statement and the effectiveness thereof. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: July 7, 2026